UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2006

Ambassadors International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1071 Camelback Street

Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

(949) 759-5900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On July 26, 2006, Ambassadors International, Inc. (“Ambassadors”), filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K with respect to the completion of its acquisition, through its wholly-owned subsidiary, Ambassadors Marine Group, LLC (“Ambassadors Marine Group”), of Bellingham Marine Industries, Inc. through the acquisition of the outstanding capital stock of Nishida Tekko America Corporation (“NTAC”), pursuant to the terms of that certain Stock Purchase Agreement dated as of July 21, 2006 (the “Purchase Agreement”), by and among Ambassadors Marine Group, Nishida Tekko Corporation (“NTC”), NTAC and BMI Acquisition Company (“BMI”). The acquisition was completed on July 21, 2006. We refer to NTAC and its subsidiaries on a consolidated basis as “Bellingham Marine.”

This Amendment No. 1 of the Current Report on Form 8-K/A provides the required financial information and amends Item 9.01(a) and (b) of the Current Report on Form 8-K filed by Ambassadors on July 26, 2006.

Item 9.01 – Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

•	The following audited financial statements of Nishida Tekko America Corporation are being filed with this report as Exhibit 99.1:

•	Report of Independent Auditors;

•	Balance Sheets as of December 31, 2005 and 2004;

•	Statements of Income and Retained Earnings for the years ended December 31, 2005, 2004 and 2003;

•	Statements of Stockholders’ Equity for the years ended December 31, 2005, 2004 and 2003;

•	Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003;

•	Notes to Financial Statements.

•	The following audited financial statements of BMI Acquisition Company and Subsidiaries are being filed with this report as Exhibit 99.2:

•	Report of Independent Auditors;

•	Consolidated Balance Sheets as of December 31, 2005, 2004 and 2003;

•	Consolidated Statements of Income and Retained Earnings for the years ended December 31, 2005, 2004 and 2003;

•	Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003;

•	Notes to Consolidated Financial Statements.

•	The following unaudited interim financial statements of Bellingham Marine are being filed with this report as Exhibit 99.3:

•	Unaudited Interim Consolidated Balance Sheet as of June 30, 2006;

•	Unaudited Interim Consolidated Statement of Income and Retained Earnings for the three and six months ended June 30, 2006;

•	Unaudited Interim Consolidated Statement of Cash Flows for the six months ended June 30, 2006.

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.4:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2006;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2005;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2006;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended June 30, 2006;

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what Ambassadors’ financial position or results of operations actually would have been had Ambassadors completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

(d)	Exhibits

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated July 21, 2006, by and among Ambassadors Marine Group, LLC, Nishida Tekko Corporation, Nishida Tekko America Corporation and BMI Acquisition Company (previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed July 26, 2006).

23.1	Consent of Moss Adams LLP.

23.2	Consent of Moss Adams LLP.

99.1	Audited Financial Statements of Nishida Tekko America Corporation listed in Item 9.01(a).

99.2	Audited Financial Statements of BMI Acquisition Company and Subsidiaries listed in Item 9.01(a).

99.3	Unaudited Interim Financial Statements listed in Item 9.01(a).

99.4	Pro Forma Financial Information listed in Item 9.01(b).

99.5	Press release issued by Ambassadors dated July 21, 2006 (previously filed as Exhibit 99.1 to the Current Report on Form 8-K filed July 26, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.

Date: September 29, 2006	By:	/s/ Brian R. Schaefgen
Brian R. Schaefgen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated July 21, 2006, by and among Ambassadors Marine Group, LLC, Nishida Tekko Corporation, Nishida Tekko America Corporation and BMI Acquisition Company (previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed July 26, 2006).

23.1	Consent of Moss Adams LLP.

23.2	Consent of Moss Adams LLP.

99.1	Audited Financial Statements of Nishida Tekko America Corporation listed in Item 9.01(a).

99.2	Audited Financial Statements of BMI Acquisition Company and Subsidiaries listed in Item 9.01(a).

99.3	Unaudited Interim Financial Statements listed in Item 9.01(a).

99.4	Pro Forma Financial Information listed in Item 9.01(b).

99.5	Press release issued by Ambassadors dated July 21, 2006 (previously filed as Exhibit 99.1 to the Current Report on Form 8-K filed July 26, 2006).